UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 15, 2005
                                                 ---------------



                              PEOPLES BANCORP INC.
             (Exact name of registrant as specified in its charter)

              Ohio                      0-16772                31-0987416
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                      Identification No.)

           138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (740) 373-3155
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Index to Exhibits on Page 3

Section 8 - Other Events
        Item 8.01.  Other Events.

         On June 16, 2005, the Board of Directors of Peoples Bancorp Inc. ("Peoples") met and expressed its sorrow and condolences to the family of Robert
E. Evans, Peoples' Chairman of the Board, upon his death on June 15, 2005. Additionally the Board of Directors reconfirmed and ratified the election of Joseph H. Wesel as Chairman of the Board. Previously on June 9, 2005, Mr. Wesel had been elected Chairman of the Board, pro tem. and Paul T. Theisen had been elected Vice Chairman of the Board of Directors. Mr. Theisen remains in the latter position.
         Additionally on June 16, 2005, the Board of Directors of Peoples appointed Mark F. Bradley, President and Chief Executive Officer of Peoples, to the position of Chairman of the Executive Committee of the Board of Directors. Mr. Bradley has served as a member of the Executive Committee since April 10, 2003.
         On June 16, 2005, Peoples issued a news release announcing the death of Robert E. Evans, Chairman. A copy of this news release is filed with this current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
          On June 17, 2005, Peoples issued a news release announcing that its subsidiary, Peoples Bank, National Association, had contributed $100,000 to a Fund in the Peoples Bancorp Foundation, Inc. in memory of Robert E. Evans. A copy of this news release is filed with this current report on Form 8-K as
Exhibit 99.2 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibit
        Item 9.01.  Financial Statements and Exhibits.

      (a) and (b) Not applicable

      (c) Exhibits: The following exhibits are filed with this Current Report on Form 8-K:



Exhibit No.    Description
-----------    -------------------------------------------------------------
   99.1        News release issued by Peoples Bancorp Inc. on June 16, 2005 announcing death of Robert E. Evans.

   99.2 News release issued by Peoples Bancorp Inc. on June 17, 2005 announcing gift to Peoples Bancorp Foundation, Inc. in memory of Robert E. Evans

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLES BANCORP INC.


Dated: June 17, 2005           By:/s/  MARK F. BRADLEY
                                       --------------------------------------
                                       Mark F. Bradley
                                       President and Chief Executive Officer





                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated June 17, 2005
                              Peoples Bancorp Inc.


Exhibit No.    Description
-----------    ----------------------
   99.1        News release issued by Peoples Bancorp Inc. on June 16, 2005 announcing death of Robert E. Evans.

   99.2 News release issued by Peoples Bancorp Inc. on June 17, 2005 announcing gift to Peoples Bancorp Foundation, Inc. in memory of Robert E. Evans